UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Event Requiring Report: June 15, 2005

THE FURIA ORGANIZATION, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-13910	95-3931129
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Michael D. Alexander, CEO
2233 Ridge Road Suite 102
Rockwall, TX 75087
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(Address of Principal Executive Offices)

(972) 722-9999
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(Registrant's telephone number, including area code)

5030 Champion Blvd., G6#237
Boca Raton, Florida 33496
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(former name and address of registrant)

(561) 241-4713
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(Registrant's former telephone number)

Item 5.02. Change in Management

On June 15, 2005, The Furia Organization, Inc. (the "Company") chose not to renew the contract of Mr. Michael Knapp, the acting President of the Furia Organization.

Mr. Knapp has no further involvement with the Furia Organization or any of it's subsidiaries.

The Furia Organization may fill this position in the future but has no immediate plans to do so.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 16, 2005	By: /s/ Michael D. Alexander

Michael D. Alexander, CEO